EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of ARC Wireless Solutions, Inc. (the “Company”) for the quarter ended September 30, 2010, each of the undersigned Jason Young, the Chief Executive Officer of the Company, and Steve Olson, the Chief Technology Officer and Acting Principal Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2010	By:	/s/ Jason Young
Jason Young
Chief Executive Officer

Dated: November 12, 2010	By:	/s/ Steve Olson
Steve Olson
Chief Technology Officer and Acting Principal Financial Officer